DELAWARE GROUP® CASH RESERVE

Delaware Investments Ultrashort Fund
(the “Fund”)

Supplement to the Fund’s Statutory Prospectus dated July 27, 2018

Effective the date of this supplement, the following replaces the information in the section entitled “Fund summary —Who manages the Fund? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Roger A. Early, CPA, CFA	Executive Director, Head of US Fixed Income	January 2016
Brian C. McDonnell, CFA	Executive Director, Head of US Fixed Income	January 2016
J. David Hillmeyer, CFA	Executive Director, Head of Multisector/Global Fixed Income	January 2016
Stephen M. Juszczyszyn	Senior Portfolio Manager, Head of Structured Products	June 2019
Kathleen (Marnell) Burst	Portfolio Manager	June 2019

Effective the date of this supplement, the following replaces the biographical information in the section entitled “Who manages the Fund — Portfolio managers”:

Roger A. Early, Brian C. McDonnell, J. David Hillmeyer, Stephen M. Juszczyszyn, and Kathleen (Marnell) Burst have day-to-day responsibilities for making investment decisions for the Fund.

Roger A. Early, CPA, CFA Executive Director, Head of US Fixed Income
Roger A. Early is head of the firm’s US fixed income team. He rejoined Macquarie Investment Management (MIM) in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. He became head of fixed income investments in the Americas in February 2015. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left the firm as head of its US investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining the firm in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The

Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Brian C. McDonnell, CFA Executive Director, Head of US Fixed Income
Brian C. McDonnell is a member of the firm's taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He joined Macquarie Investment Management (MIM) in March 2007 as a vice president and senior structured products analyst/trader, assuming portfolio management responsibilities in 2009. Prior to joining the firm, he was a managing director and head of fixed income trading at Sovereign Securities, where he was responsible for risk management and hedging of the firm’s holdings. Earlier in his career, he spent more than 10 years in various fixed income capacities with Prudential Securities in New York. McDonnell has a bachelor’s degree in finance from Boston College, and he is a member of the CFA Society of Philadelphia.

J. David Hillmeyer, CFA Executive Director, Head of Multisector/Global Fixed Income
J. David Hillmeyer is head of multisector/global fixed income in the Americas. He is co-portfolio manager for the fixed rate diversified multisector, core plus, and investment grade corporate bond strategies. Prior to joining Macquarie Investment Management (MIM) in August 2007 as a vice president and corporate bond trader, he worked for more than 11 years in various roles at Hartford Investment Management Company, including senior corporate bond trader, high yield portfolio manager / trader, and quantitative analyst. He began his career as an investment advisor in January 1989 at Shawmut Bank, leaving the firm as an investment officer in November 1995. Hillmeyer earned his bachelor’s degree from Colorado State University, and he is a member of the CFA Society of Philadelphia and the Philadelphia Council for Business Economics.

Stephen M. Juszczyszyn Senior Portfolio Manager, Head of Structured Products
Stephen M. Juszczyszyn is a member of the firm's taxable fixed income portfolio management team with primary responsibility for portfolio construction and asset allocation of structured products strategies. He is responsible for research analysis, trading, and portfolio management for all structured products including mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) across all core, core plus, multi-sector, limited-term, and insurance strategies. He became head of structured products in February 2019.  Juszczyszyn has more than 25 years of experience as a fixed income portfolio manager, trader, and analyst specializing in structured products. He has been with the firm for more than 20 years. He rejoined Macquarie Investment Management (MIM) in March 2007 as a vice president and senior structured products analyst / trader and previously worked at the firm from 1991 to 2001, leaving as a senior fixed income trader and assistant portfolio manager. Prior to rejoining the firm, he worked at Sovereign Bank Capital Markets as the director of fixed income trading. He earned his bachelor’s degree in finance from La Salle University and an MBA with a concentration in finance from Saint Joseph’s University.

Kathleen (Marnell) Burst Portfolio Manager
Kathleen Burst is a member of the firm’s taxable fixed income portfolio management team, a role she assumed in June 2019. She is primarily responsible for short-term investments. Additionally, her responsibilities include executing trade strategies for the firm’s short-term trading desk, a role she has held since 1994. Previously, she spent seven years in the firm’s investment accounting and dealer services departments. She earned a bachelor’s degree in accounting and management from La Salle University.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated May 31, 2019.